NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $13,612.30
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,023.93
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   461.72
- Mortality & Expense Charge****     $   126.88
+ Hypothetical Rate of Return*****  ($   148.03)
                                     ----------
=                                    $   13,612 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                         COI
             -----                         ---
               1                       $ 38.43
               2                       $ 38.44
               3                       $ 38.45
               4                       $ 38.46
               5                       $ 38.46
               6                       $ 38.47
               7                       $ 38.48
               8                       $ 38.49
               9                       $ 38.50
              10                       $ 38.51
              11                       $ 38.51
              12                       $ 38.52

              Total                    $461.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month              Interest
              -----              --------
                1               ($ 12.64)
                2               ($ 12.58)
                3               ($ 12.53)
                4               ($ 12.47)
                5               ($ 12.42)
                6               ($ 12.36)
                7               ($ 12.31)
                8               ($ 12.25)
                9               ($ 12.20)
               10               ($ 12.15)
               11               ($ 12.09)
               12               ($ 12.04)

            Total               ($148.03)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $13,612.30
- Year 5 Surrender Charge            $ 2,703.00
                                     ----------
=                                    $   10,909 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $16,369.16
                      = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,856.84
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   458.06
- Mortality & Expense Charge****     $   143.42
+ Hypothetical Rate of Return*****   $   788.79
                                     ----------
=                                    $   16,369 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 38.18
                2                  $ 38.18
                3                  $ 38.18
                4                  $ 38.18
                5                  $ 38.17
                6                  $ 38.17
                7                  $ 38.17
                8                  $ 38.17
                9                  $ 38.17
               10                  $ 38.16
               11                  $ 38.16
               12                  $ 38.16

               Total               $458.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                   $ 65.39
                2                   $ 65.45
                3                   $ 65.51
                4                   $ 65.57
                5                   $ 65.64
                6                   $ 65.70
                7                   $ 65.76
                8                   $ 65.83
                9                   $ 65.89
               10                   $ 65.95
               11                   $ 66.02
               12                   $ 66.08

               Total                $788.79

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $16,369.16
- Year 5 Surrender Charge        $ 2,703.00
                                 ----------
=                                $   13,666 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $300,000 or 250% x $19,603.85
                       = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,923.14
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   453.86
- Mortality & Expense Charge****     $   162.05
+ Hypothetical Rate of Return*****   $ 1,971.63
                                     ----------
=                                    $   19,604 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 37.90
                2                  $ 37.89
                3                  $ 37.88
                4                  $ 37.86
                5                  $ 37.85
                6                  $ 37.83
                7                  $ 37.82
                8                  $ 37.80
                9                  $ 37.78
               10                  $ 37.77
               11                  $ 37.75
               12                  $ 37.74

               Total               $453.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 $  158.97
                2                 $  159.92
                3                 $  160.87
                4                 $  161.82
                5                 $  162.79
                6                 $  163.76
                7                 $  164.75
                8                 $  165.74
                9                 $  166.73
               10                 $  167.74
               11                 $  168.76
               12                 $  169.78

            Total                 $1,971.63

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,603.85
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   16,901 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $97,966.99
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $79,431.25
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 3,236.50
- Mortality & Expense Charge****     $   912.81
+ Hypothetical Rate of Return*****  ($ 1,064.95)
                                     ----------
=                                    $   97,967 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                $  269.37
                2                $  269.43
                3                $  269.49
                4                $  269.55
                5                $  269.62
                6                $  269.68
                7                $  269.74
                8                $  269.80
                9                $  269.86
               10                $  269.93
               11                $  269.99
               12                $  270.05

            Total                $3,236.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1              ($   90.86)
                2              ($   90.48)
                3              ($   90.09)
                4              ($   89.70)
                5              ($   89.32)
                6              ($   88.93)
                7              ($   88.55)
                8              ($   88.17)
                9              ($   87.78)
               10              ($   87.40)
               11              ($   87.02)
               12              ($   86.64)

            Total              ($1,064.95)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $97,966.99
- Year 5 Surrender Charge         $20,840.00
                                  ----------
=                                 $   77,127 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $117,815.18
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $92,630.46
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 3,208.71
- Mortality & Expense Charge****     $ 1,031.87
+ Hypothetical Rate of Return*****   $ 5,675.31
                                     ----------
=                                    $  117,815 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                $  267.49
                2                $  267.47
                3                $  267.45
                4                $  267.44
                5                $  267.42
                6                $  267.40
                7                $  267.38
                8                $  267.37
                9                $  267.35
               10                $  267.33
               11                $  267.32
               12                $  267.30

            Total                $3,208.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                 $  470.30
                2                 $  470.77
                3                 $  471.25
                4                 $  471.73
                5                 $  472.21
                6                 $  472.69
                7                 $  473.17
                8                 $  473.66
                9                 $  474.15
               10                 $  474.64
               11                 $  475.13
               12                 $  475.62

              Total               $5,675.31

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $117,815.18
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $    96,975 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $141,104.65
                       = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $107,510.34
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  3,176.81
- Mortality & Expense Charge****     $  1,166.07
+ Hypothetical Rate of Return*****   $ 14,187.19
                                     -----------
=                                    $   141,105 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

                  Month                COI
                  -----                ---
                    1            $  265.37
                    2            $  265.25
                    3            $  265.14
                    4            $  265.03
                    5            $  264.91
                    6            $  264.80
                    7            $  264.68
                    8            $  264.56
                    9            $  264.45
                   10            $  264.33
                   11            $  264.21
                   12            $  264.08

                Total            $3,176.81

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                $ 1,143.56
                2                $ 1,150.41
                3                $ 1,157.31
                4                $ 1,164.27
                5                $ 1,171.29
                6                $ 1,178.36
                7                $ 1,185.49
                8                $ 1,192.68
                9                $ 1,199.93
               10                $ 1,207.24
               11                $ 1,214.60
               12                $ 1,222.03

            Total                $14,187.19

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $141,104.65
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $   120,265 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $12,564.09
                      = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $10,211.68
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   716.21
- Mortality & Expense Charge****     $   118.33
+ Hypothetical Rate of Return*****  ($   138.05)
                                     ----------
=                                    $   12,564 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                   $ 52.10
                2                   $ 52.12
                3                   $ 52.13
                4                   $ 52.15
                5                   $ 52.16
                6                   $ 52.18
                7                   $ 52.19
                8                   $ 52.21
                9                   $ 52.22
               10                   $ 52.24
               11                   $ 52.25
               12                   $ 52.27

            Total                   $626.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1                ($ 11.90)
                2                ($ 11.83)
                3                ($ 11.75)
                4                ($ 11.68)
                5                ($ 11.61)
                6                ($ 11.54)
                7                ($ 11.47)
                8                ($ 11.40)
                9                ($ 11.32)
               10                ($ 11.25)
               11                ($ 11.18)
               12                ($ 11.11)

            Total                ($138.05)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,564.09
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $    9,861 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $15,162.94
                     = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,946.49
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   711.54
- Mortality & Expense Charge****     $   134.00
+ Hypothetical Rate of Return*****   $   736.98
                                     ----------
=                                    $   15,163 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 51.79
                2                  $ 51.79
                3                  $ 51.79
                4                  $ 51.79
                5                  $ 51.79
                6                  $ 51.79
                7                  $ 51.80
                8                  $ 51.80
                9                  $ 51.80
               10                  $ 51.80
               11                  $ 51.80
               12                  $ 51.80

            Total                  $621.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                   $ 61.61
                2                   $ 61.58
                3                   $ 61.54
                4                   $ 61.51
                5                   $ 61.47
                6                   $ 61.43
                7                   $ 61.40
                8                   $ 61.36
                9                   $ 61.32
               10                   $ 61.29
               11                   $ 61.25
               12                   $ 61.21

               Total                $736.98

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $15,162.94
- Year 5 Surrender Charge        $ 2,703.00
                                 ----------
=                                $   12,460 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $18,217.62
                      = $300,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,905.07
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   706.17
- Mortality & Expense Charge****     $   151.68
+ Hypothetical Rate of Return*****   $ 1,845.40
                                     ----------
=                                    $   18,218 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 51.43
                2                  $ 51.41
                3                  $ 51.40
                4                  $ 51.38
                5                  $ 51.37
                6                  $ 51.36
                7                  $ 51.34
                8                  $ 51.33
                9                  $ 51.31
               10                  $ 51.29
               11                  $ 51.28
               12                  $ 51.26

               Total               $616.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 $  149.90
                2                 $  150.59
                3                 $  151.28
                4                 $  151.98
                5                 $  152.68
                6                 $  153.39
                7                 $  154.11
                8                 $  154.83
                9                 $  155.56
               10                 $  156.29
               11                 $  157.03
               12                 $  157.77

               Total              $1,845.40

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $18,217.62
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   15,515 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $86,142.28
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $70,303.03
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,141.75
- Mortality & Expense Charge****     $   816.46
+ Hypothetical Rate of Return*****  ($   952.54)
                                     ----------
=                                    $   86,142 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                $  503.35
                2                $  503.52
                3                $  503.70
                4                $  503.88
                5                $  504.05
                6                $  504.23
                7                $  504.40
                8                $  504.58
                9                $  504.75
               10                $  504.92
               11                $  505.10
               12                $  505.27

               Total             $6,051.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1                ($ 82.59)
                2                ($ 82.00)
                3                ($ 81.42)
                4                ($ 80.83)
                5                ($ 80.25)
                6                ($ 79.67)
                7                ($ 79.08)
                8                ($ 78.50)
                9                ($ 77.92)
               10                ($ 77.34)
               11                ($ 76.76)
               12                ($ 76.18)

               Total             ($952.54)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $86,142.28
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   65,302 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $104,222.72
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $82,400.97
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,094.50
- Mortality & Expense Charge****     $   925.83
+ Hypothetical Rate of Return*****   $ 5,092.08
                                     ----------
=                                    $  104,223 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                $  500.14
                2                $  500.18
                3                $  500.23
                4                $  500.27
                5                $  500.31
                6                $  500.35
                7                $  500.40
                8                $  500.44
                9                $  500.48
               10                $  500.52
               11                $  500.57
               12                $  500.61

               Total             $6,004.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 $  427.89
                2                 $  427.25
                3                 $  426.61
                4                 $  425.97
                5                 $  425.33
                6                 $  424.68
                7                 $  424.03
                8                 $  423.38
                9                 $  422.72
               10                 $  422.07
               11                 $  421.41
               12                 $  420.74

               Total              $5,092.08

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $104,222.72
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    83,383 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $125,498.88
                       = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $96,071.12
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,040.11
- Mortality & Expense Charge****     $ 1,049.36
+ Hypothetical Rate of Return*****   $12,767.24
                                     ----------
=                                    $  125,499 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                $  496.52
                2                $  496.40
                3                $  496.28
                4                $  496.16
                5                $  496.03
                6                $  495.91
                7                $  495.79
                8                $  495.66
                9                $  495.53
               10                $  495.41
               11                $  495.28
               12                $  495.15

               Total             $5,950.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                $ 1,041.62
                2                $ 1,045.57
                3                $ 1,049.54
                4                $ 1,053.56
                5                $ 1,057.60
                6                $ 1,061.68
                7                $ 1,065.79
                8                $ 1,069.94
                9                $ 1,074.12
               10                $ 1,078.34
               11                $ 1,082.59
               12                $ 1,086.88

               Total             $12,767.24

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $125,498.88
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   104,659 (rounded to the nearest dollar)